UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


Date of report (Date of earliest event reported)               December 15, 2008

                               EMCOR Group, Inc.
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               (Exact Name of Registrant as Specified in Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

        1-8267                                            11-2125338
------------------------                    ------------------------------------
(Commission File Number)                    (I.R.S. Employer Identification No.)

     301 Merritt Seven, Norwalk, CT                     06851-1060
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(Address of Principal Executive Offices)                (Zip Code)

                                 (203) 849-7800
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              (Registrant's Telephone Number, Including Area Code)

                                      N/A
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         (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

__ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

__ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

__   Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

__   Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.    Entry into a Material Definitive Agreement.

     (a) In connection with the election on December 15, 2008 of Mr. David H. Laidley to the Board of Directors (the "Board") of EMCOR Group, Inc. (the "Company"), as set forth in Item 5.02 hereof, the Company awarded to him on that date an option (the "Option") to purchase 10,000 shares of the Company's Common Stock at a per share exercise price of $20.54 per share, the closing price on December 15, 2008 of a share of the Company's Common Stock on the New York Stock Exchange. Under the terms of an option agreement dated December 15, 2008 providing for the option award, the option may be exercised in whole or in part, at any time or from time to time, for a period of eight years from the date of grant. A copy of the option agreement is attached hereto as Exhibit 10.1, the terms of which are incorporated herein by reference thereto.

Item  5.02.   Departure   of  Directors   or  Certain   Officers;   Election  of
Directors;Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

     (d) On December 15, 2008 the Board of the Company elected Mr. David H. Laidley to serve as a member of the Board. The Board has not yet determined the committees of the Board to which Mr. Laidley will be named. Upon his election on December 15, 2008, Mr. Laidley was awarded, under the Company's 2007 Incentive Plan, an option which is described in Item 1.01(a) hereof. For 2009, Mr. Laidley will be compensated as a director in accordance with the Company's compensation policy for non-employee directors.

     A copy of the press release announcing Mr. Laidley's election to the Board is attached as Exhibit 99.1.

Item 9.01     Financial Statements and Exhibits.

     (c) Exhibits

                 Exhibit                             Description
                 -------                             -----------

             Exhibit 10.1 Option Agreement dated December 15, 2008 between the Company and David H. Laidley

             Exhibit 99.1          Press  Release - Reporting  Election of Mr.
                                   David H. Laidley to the Board of Directors

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           EMCOR GROUP, INC.



Date:  December 17, 2008                   By: /s/ Sheldon I. Cammaker
                                               --------------------------------
                                                Name:  Sheldon I. Cammaker
                                                Title: Executive Vice President,
                                                       General Counsel, and
                                                       Secretary

                                  EXHIBIT 10.1
                                  ------------
                             STOCK OPTION AGREEMENT
                           UNDER 2007 INCENTIVE PLAN
                           -------------------------

     THIS AGREEMENT dated as of the 15th day of December, 2009 by and between EMCOR GROUP, INC., a Delaware corporation (the "Corporation"), and David Laidley ("Grantee")

                              W I T N E S S E T H:
                              -------------------

     WHEREAS, the Corporation wishes to grant to Grantee, on the date hereof, a non-qualified stock option to purchase shares ("Shares") of Common Stock of the Corporation, $.01 par value, under the Corporation's 2007 Incentive Plan (the "Plan") and upon the terms and conditions hereinafter stated.

     NOW, THEREFORE, in consideration of the premises and of the undertakings hereinafter contained, the Corporation and Grantee agree as follows:

     1. Subject to the terms and conditions of this Agreement, the Corporation hereby grants to Grantee under the Plan a non-qualified stock option (the "Option") to purchase 10,000 Shares, at an exercise price per Share of $20.54. Prior to the expiration date of the Option, all or any part of the Shares subject to the Option may be purchased on or after the date hereof, at any time or from time to time, regardless of the Grantee's cessation or termination of service as a director of the Corporation for any reason. In the event of the Grantee's death at any time prior to the expiration date of the Option and before it is exercised in full, the executors, administrators, legatees or distributees of the Grantee's estate shall have the privilege of exercising any unexercised portion of the Option prior to the expiration date of the Option. Unless sooner exercised in full, the Option shall expire eight years from the date hereof.

     2.

          (a) The exercise date of the Option, or any portion thereof, shall be the date a notice of exercise with respect thereto is received by the Corporation, together with provision for payment of the full purchase price in accordance with this Section. The purchase price for the Shares as to which an Option is exercised shall be paid to the Corporation pursuant to one or more of the following methods: (i) in cash or its equivalent (e.g., by check); (ii) in Shares having a Fair Market Value (as that term is defined in the
               Plan) equal to the aggregate exercise price for the Shares being purchased; provided, that such Shares have been held by the Grantee for no less than six months (or such other period as established from time to time by the Compensation and Personnel Committee of the Corporation's Board of Directors (the "Committee") in order to avoid adverse accounting treatment applying generally accepted accounting principles); (iii) partly in cash and partly in Shares; or (iv) if there is a public market for the Shares at such time, through the delivery of irrevocable instructions to a broker to sell the Shares obtained upon the exercise of the Option and to deliver promptly to the Corporation an amount out of the proceeds of such sale equal to the aggregate exercise price for the Shares being purchased. No Grantee shall have any rights to dividends or other rights of a stockholder with respect to Shares subject to the Option until the Grantee has given written notice of exercise of the Option, paid in full for such Shares, and, if applicable, has satisfied any other conditions imposed by the Committee.

          (b) Within a reasonable time after the exercise of the Option, the Corporation shall cause to be delivered to the person entitled thereto or his designee a certificate for the Shares (or other appropriate evidence thereof) purchased pursuant to the exercise of the Option.

          (c) Notwithstanding any other provision of the Option, the Option may not be exercised at any time when the Option or the granting or exercise thereof violates any law or governmental order or regulation.

     3.

          (a) The Option and all other rights hereunder and under the Plan are not transferable or assignable by the Grantee otherwise than by will or the laws of descent and distribution. The Option may be exercised or surrendered, in whole or in part, during the Grantee's lifetime only by the Grantee or his guardian or legal representative.

          (b) Notwithstanding the foregoing, the Option, or any part hereof, may be transferred by Grantee:

               (A) without consideration to any person who is a "family member" of Grantee, as such term is used in the instructions to Form S-8 (collectively, the "Immediate Family Members");

               (B) without consideration to a trust solely for the benefit of Grantee and his or her Immediate Family Members;

               (C) without consideration to a partnership or limited liability company whose only partners or shareholders are Grantee and his or her Immediate Family Members; or

               (D) with or without consideration to any other transferee as may be approved by the Board of Directors or the Committee in its sole discretion;

               (each transferee described in clauses (A), (B), (C) and (D) above is hereinafter referred to as a "Permitted Transferee") provided that Grantee gives the Committee advance written notice describing the terms and conditions of the proposed transfer.

          (c) If the Option, or any part hereof, is transferred in accordance with the immediately preceding sentence, the terms of the portion of the Option transferred shall apply to the Permitted Transferee and any reference herein to a Grantee shall be deemed to refer to the Permitted Transferee, except that (a) a Permitted Transferee shall not be entitled to transfer such portion of the Option, other than by will or the laws of descent and distribution; (b) a Permitted Transferee shall not be entitled to exercise such portion of the Option unless there shall be in effect a registration statement on an appropriate form covering the shares to be acquired pursuant to the exercise of such portion of the Option if the Committee determines that such a registration statement is necessary or appropriate; (c) the Committee or the Corporation shall not be required to provide any notice to a Permitted Transferee, whether or not such notice is or would otherwise have been required to be given to Grantee; and (d) the consequences of termination of Grantee's employment by, or services to, the Corporation or Subsidiary hereunder shall continue to be applied with respect to Grantee following which such portion of the Option shall be exercisable by the Permitted Transferee only to the extent, and for the periods, specified herein that the Option could otherwise have been exercised by the Grantee.

     4.

          (a) In the event of any change in the outstanding Shares by reason of any stock dividend or split, reorganization, recapitalization, merger, consolidation, spin-off, combination, combination or transaction or exchange of shares or other corporate exchange, or any distribution to shareholders of shares other than regular cash dividends or any transaction similar to the foregoing, the Committee, in its sole discretion and without liability to any person, shall make such substitution or adjustment, as and in the manner and to the extent it deems to be equitable or appropriate, as to (i) the number or kind of shares or other securities issuable pursuant hereto; (ii) the per Share exercise price and/or (iii) any other terms that the Committee determines to be affected by the event.

          (b) In the event of a Change in Control (as that term is defined in the Plan), the Committee may, but shall not be obligated to, (i) cancel the Option for fair value (as determined in the sole discretion of the Committee) which may equal the excess, if any, of value of the consideration to be paid in the Change in Control transaction to holders of the same number of Shares that remain subject to the Option (or, if no consideration is paid in any such transaction, the Fair Market Value of the Shares that remain subject to the Option) over the aggregate exercise price for the Shares that remain subject to the Option or (ii) provide for the issuance of substitute options that will substantially preserve the otherwise applicable terms of the Option as determined by the Committee in its sole discretion or (iii) provide that upon the occurrence of the Change in Control, the Option shall terminate and be of no further force and effect.

     5. The Corporation may postpone the issuance and delivery of Shares pursuant to the grant or exercise of the Option until (a) the admission of such Shares to listing on any stock exchange on which Shares are then listed and/or
(b) the completion of such registration or other qualification of such Shares under any State or Federal law, rule or regulation as the Corporation shall determine to be necessary or advisable. The Grantee shall make such representations and furnish such information as may, in the opinion of counsel for the Corporation, be appropriate to permit the Corporation, in the light of the then existence or non-existence with respect to such Shares of an effective Registration Statement under the Securities Act of 1933, as from time to time amended (the "Securities Act"), to issue the Shares in compliance with the provisions of the Securities Act or any comparable act. The Corporation shall have the right, in its sole discretion, to legend any Shares which may be issued pursuant to the grant or exercise of the Option and/or may issue stop transfer orders in respect thereof.

     6. If the Corporation shall be required to withhold any amounts by reason of any Federal, State or local tax rules or regulations in respect of the issuance of Shares pursuant to the exercise of the Option, the Corporation shall be entitled to deduct and withhold such amounts from any cash payments to be made to the Grantee. In any event, the Grantee shall make available to the Corporation, promptly when requested by the Corporation, sufficient funds to meet the requirements of such withholding, if any, and the Corporation shall be entitled to take and authorize such steps as it may deem advisable in order to have such funds made available to the Corporation out of any funds or property due or to become due to the holder of such Option.

     7. Nothing contained herein shall be construed to confer on the Grantee any right to be continued as a director of the Corporation or derogate from any right of the Corporation or its stockholders to decline to nominate the Grantee for election as a director, to elect Grantee as a director or, subject to the provisions of the bylaws of the Corporation and applicable law, to remove Grantee as a director, with or without cause.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

                                           EMCOR GROUP, INC.

                                           By: /s/ Frank T. MacInnis
                                               ---------------------------------

                                               /s/ David Laidley
                                               ---------------------------------
                                               David Laidley, Grantee

                                                                    Exhibit 99.1

                             FOR:      EMCOR GROUP, INC.

                             CONTACT:  R. Kevin Matz
                                       Executive Vice President
                                       Shared Services
                                       (203) 849-7938

                                       FD
                                       Investors: Eric Boyriven - (212) 850-5600
                                       Linden Alschuler & Kaplan, Inc.
                                       Media: Suzanne Dawson / Cecile Fradkin
                                       212-575-4545


                DAVID H. LAIDLEY ELECTED TO THE EMCOR GROUP, INC.
                               BOARD OF DIRECTORS

NORWALK, CONNECTICUT, December 16, 2008 - EMCOR Group, Inc. (NYSE: EME) today announced the election of David H. Laidley to the Company's Board of Directors. Mr. Laidley's election to the Board increases the number of EMCOR Directors to nine, bringing the number of outside independent Directors to eight.

Mr. Laidley, 61, was, for six years before his retirement in 2007, the Chairman of Deloitte & Touche LLP (Canada), a professional services firm providing audit, tax, financial and advisory and consulting services. While serving as Chairman of Deloitte & Touche LLP (Canada), he was a member of the Global Board of Deloitte Touche Tohmatsu, a member of its Governance Committee and Chairman of its Audit & Finance Committee.

In June 2007, Mr. Laidley was appointed a director of the Bank of Canada.

Mr. Frank T. MacInnis, Chairman and Chief Executive Officer of EMCOR Group, Inc. commented, "We are pleased to welcome David Laidley to EMCOR's Board of Directors. David's extensive and distinguished business career will provide EMCOR's Board and senior management with an additional source of wise counsel as we operate and grow our business. In particular, we hope to benefit from David's experience as we develop our North American business strategy that includes our Canadian company's promising positions in the nuclear power, oil sands, and heavy industrial sectors. David is an ideal addition to our team, and I am confident that EMCOR will benefit from his guidance."

Born and educated in Montreal, Canada, Mr. Laidley joined Deloitte & Touche in 1967. He became a Chartered Accountant in 1970 and was admitted as a partner to Deloitte & Touche LLP (Canada) in 1975. With a broad background in the areas of tax and audit and assurance, Mr. Laidley has extensive experience in the areas of corporate reorganizations, acquisitions and divestures.

Mr. Laidley has authored many articles dealing with corporate and personal income tax matters. Additionally, he has lectured and made regular guest appearances on radio to discuss economic and business matters.

Currently, Mr. Laidley also is a member of the Board of Directors of Biovail Corp. and Aviva Canada, Inc., a Trustee of The Fraser Institute, the John Dobson Foundation, and Pearson College of the Pacific, a member of the Board of the Institute of Corporate Directors and past Chairman of its Governance Committee, and Chairman of the Advisory Board, Desautels Faculty of Management, McGill University.


EMCOR Group, Inc. is a Fortune 500(R) worldwide leader in mechanical and electrical construction services, energy infrastructure and facilities services. This press release and other press releases may be viewed at the Company's Web site at www.emcorgroup.com.

     This release may contain certain forward-looking statements within the meaning of the Private Securities Reform Act of 1995. Any such comments are based upon information available to EMCOR management and its perception thereof, as of this date, and EMCOR assumes no obligation to update any such forward-looking statements. These forward-looking statements may include statements regarding market opportunities, market share growth, gross profit, backlog mix, projects with varying profit margins, and selling, general and administrative expenses. These forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from the forward-looking statements. Accordingly these statements are no guarantee of future performance. Such risk and uncertainties include, but are not limited to, adverse effects of general economic conditions, changes in the political environment, changes in the specific markets for EMCOR's services, adverse business conditions, availability of adequate levels of surety bonding, increased competition, unfavorable labor productivity and mix of business. Certain of the risks and factors associated with EMCOR's business are also discussed in the Company's 2007 Form 10-K, its Form 10-Q for the third quarter ended September 30, 2008, and in other reports filed from time to time with the Securities and Exchange Commission. All these risks and factors should be taken into account in evaluating any forward-looking statements.